CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on N-6 of Pruco Life of New Jersey Variable Appreciable Account (“Registration Statement”) of our report dated April 11, 2018 relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 8, 2018 relating to the consolidated financial statements of Pruco Life Insurance Company of New Jersey, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, NY
April 11, 2018

Appendix A

•	Prudential Government Money Market Portfolio

•	Prudential Diversified Bond Portfolio

•	Prudential Equity Portfolio (Class I)

•	Prudential Flexible Managed Portfolio

•	Prudential Conservative Balanced Portfolio

•	Prudential High Yield Bond Portfolio

•	Prudential Stock Index Portfolio

•	Prudential Value Portfolio (Class I)

•	Prudential Natural Resources Portfolio (Class I)

•	Prudential Global Portfolio

•	Prudential Government Income Portfolio

•	Prudential Jennison Portfolio (Class I)

•	Prudential Small Capitalization Stock Portfolio

•	T. Rowe Price International Stock Portfolio

•	Janus Henderson VIT Research Portfolio (Institutional Shares)

•	MFS Growth Series (Initial Class)

•	American Century VP Value Fund (Class I)

•	Franklin Small-Mid Cap Growth VIP Fund (Class 2)

•	Prudential SP Small Cap Value Portfolio (Class I)

•	Janus Henderson VIT Research Portfolio (Service Shares)

•	SP Prudential U.S. Emerging Growth Portfolio (Class I)

•	Prudential SP International Growth Portfolio (Class I)

•	Janus Henderson VIT Overseas Portfolio (Service Shares)

•	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)

•	M Large Cap Growth Fund

•	M International Equity Fund

•	M Large Cap Value Fund

•	AST Cohen & Steers Realty Portfolio

•	AST J.P. Morgan Strategic Opportunities Portfolio

•	AST T. Rowe Price Large-Cap Value Portfolio

•	AST Small-Cap Growth Opportunities Portfolio

•	AST Small-Cap Value Portfolio

•	AST Goldman Sachs Mid-Cap Growth Portfolio

•	AST Loomis Sayles Large-Cap Growth Portfolio

•	AST MFS Growth Portfolio

•	AST BlackRock Low Duration Bond Portfolio

•	AST T. Rowe Price Natural Resources Portfolio

•	AST MFS Global Equity Portfolio

•	AST J.P. Morgan International Equity Portfolio

•	AST Templeton Global Bond Portfolio

•	M Capital Appreciation Fund

•	American Century VP Mid Cap Value Fund (Class I)

•	AST Hotchkis & Wiley Large-Cap Value Portfolio

•	AST Small-Cap Growth Portfolio

•	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)

•	Prudential Jennison 20/20 Focus Portfolio (Class I)

•	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio

•	MFS Utilities Series (Initial Class)

•	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)

•	AST T. Rowe Price Large-Cap Growth Portfolio

•	AST BlackRock/Loomis Sayles Bond Portfolio

•	AST T. Rowe Price Asset Allocation Portfolio

•	AST Wellington Management Hedged Equity Portfolio

•	AST Balanced Asset Allocation Portfolio

•	AST Preservation Asset Allocation Portfolio

•	AST FI Pyramis Quantitative Portfolio

•	AST Prudential Growth Allocation Portfolio

•	AST Advanced Strategies Portfolio

•	AST Schroders Global Tactical Portfolio

•	AST RCM World Trends Portfolio

•	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)

•	AST BlackRock Global Strategies Portfolio

•	TOPS Aggressive Growth ETF Portfolio (Class 2)

•	TOPS Balanced ETF Portfolio (Class 2)

•	TOPS Conservative ETF Portfolio (Class 2)

•	TOPS Growth ETF Portfolio (Class 2)

•	TOPS Moderate Growth ETF Portfolio (Class 2)

•	TOPS Managed Risk Balanced ETF Portfolio (Class 2)

•	TOPS Managed Risk Growth ETF Portfolio (Class 2)

•	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)

•	American Funds IS Growth Fund (Class 2)

•	American Funds IS Growth-Income Fund (Class 2)

•	Fidelity VIP Contrafund Portfolio (Service Class 2)

•	Fidelity VIP MidCap Portfolio (Class 2)

•	Templeton Growth VIP Fund (Class 2)

•	Hartford Capital Appreciation HLS Fund (Class IB)

•	Hartford Disciplined Equity HLS Fund (Class IB)

•	Hartford Dividend and Growth HLS Fund (Class IB)

•	American Funds IS International Fund (Class 2)

•	Franklin Income VIP Fund (Class 2)

•	Franklin Mutual Shares VIP Fund (Class 2)

•	MFS Total Return Bond Series (Initial Class)

•	MFS Value Series (Initial Class)

•	Hartford Growth Opportunities HLS Fund (Class IB)

•	American Funds IS Blue Chip Income and Growth Fund (Class 2)

•	Fidelity VIP Index 500 Portfolio (Service Class 2)

•	Invesco V.I. Growth and Income Fund (Series I)

•	AST International Value Portfolio

•	American Century VP Income & Growth Fund (Class I)

•	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares)

•	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)

•	Janus Henderson VIT Enterprise Portfolio (Service Shares)

•	Janus Henderson VIT Balanced Portfolio (Service Shares)

•	Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares)

•	ProFund VP Asia 30

•	ProFund VP Banks

•	ProFund VP Bear

•	ProFund VP Biotechnology

•	ProFund VP Basic Materials

•	ProFund VP UltraBull

•	ProFund VP Bull

•	ProFund VP Consumer Services

•	ProFund VP Consumer Goods

•	ProFund VP Oil & Gas

•	ProFund VP Europe 30

•	ProFund VP Financials

•	ProFund VP U.S. Government Plus

•	ProFund VP Health Care

•	ProFund VP Industrials

•	ProFund VP Internet

•	ProFund VP Japan

•	ProFund VP Precious Metals

•	ProFund VP Mid-Cap Growth

•	ProFund VP Government Money Market

•	ProFund VP Mid-Cap Value

•	ProFund VP Pharmaceuticals

•	ProFund VP Real Estate

•	ProFund VP Rising Rates Opportunity

•	ProFund VP NASDAQ-100

•	ProFund VP Small-Cap

•	ProFund VP Semiconductor

•	ProFund VP Small-Cap Growth

•	ProFund VP Short NASDAQ-100

•	ProFund VP Short Small-Cap

•	ProFund VP Small-Cap Value

•	ProFund VP Technology

•	ProFund VP Telecommunications

•	ProFund VP UltraMid-Cap

•	ProFund VP UltraNASDAQ-100

•	ProFund VP UltraSmall-Cap

•	ProFund VP Utilities

•	Invesco V.I. Technology Fund (Series I)

•	Invesco V.I. Managed Volatility Fund (Series I)